EXHIBIT B

                            AGREEMENT OF JOINT FILING

     In accordance with Rule 13d-1(k) under the Securities and Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of them of a Statement on Schedule 13G, and any amendments thereto, with respect to the Common Stock, par value $0.001 per share, of SITEL Corporation and that this agreement be included as an Exhibit to such filing.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same agreement.

     IN WITNESS WHEREOF, each of the undersigned hereby executes this Agreement as of February 14, 2001.

                                          PRIVATE EQUITY INVESTORS III, L.P.
                                          By:  Rohit M. Desai Associates III,
                                                 LLC, its general partner


                                          By:  /s/ Rohit M. Desai
                                              --------------------
                                          Name:  Rohit M. Desai
                                          Title: Managing Member


                                          EQUITY-LINKED INVESTORS-II
                                          By:  Rohit M. Desai Associates II,
                                                 its general partner


                                          By:  /s/ Rohit M. Desai
                                              --------------------
                                          Name:  Rohit M. Desai
                                          Title: Managing Partner



                                          ROHIT M. DESAI ASSOCIATES III, LLC


                                          By:  /s/ Rohit M. Desai
                                              --------------------
                                          Name:  Rohit M. Desai
                                          Title: Managing Member



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                                          ROHIT M. DESAI ASSOCIATES-II


                                          By:  /s/ Rohit M. Desai
                                              --------------------
                                          Name:  Rohit M. Desai
                                          Title: Managing Partner



                                          DESAI CAPITAL MANAGEMENT INCORPORATED


                                          By:  /s/ Rohit M. Desai
                                              --------------------
                                          Name:  Rohit M. Desai
                                          Title: President


                                           /s/ Rohit M. Desai
                                          -------------------
                                          Rohit M. Desai